UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2023

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
7000 Marina Blvd., Brisbane, California 94005
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
On December 11, 2023, Sangamo Therapeutics, Inc., or Sangamo, and its collaborator, Pfizer, Inc., or Pfizer, presented updated data from the Phase 1/2 Alta study of giroctocogene fitelparvovec, a gene therapy product candidate for the treatment of moderately severe to severe hemophilia A, at the 65th American Society of Hematology Annual Meeting & Exposition. Giroctocogene fitelparvovec is the subject of the registrational Phase 3 AFFINE clinical trial being conducted by Pfizer. Pfizer expects a pivotal readout in the Phase 3 AFFINE trial evaluating giroctocogene fitelparvovec in the middle of 2024. A copy of the presentation is filed herewith as Exhibit 99.1 and incorporated by reference herein.
Forward-Looking Statements
This Current Report on Form 8-K contains a forward-looking statement regarding Sangamo’s current expectations. This forward-looking statement is the expectation regarding the anticipated pivotal readout in the middle of 2024 for the Phase 3 AFFINE trial. This statement is not a guarantee of future performance and is subject to certain risks and uncertainties that are difficult to predict. Sangamo’s actual results may differ materially and adversely from those expressed in this forward-looking statement. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to: the evolving COVID-19 pandemic and its impact on the global business environment, healthcare systems and the business and operations of Sangamo and Pfizer, including the enrollment of patients in and operation of clinical trials; the research and development process; the uncertain timing and unpredictable nature of clinical trial results, including the risk that therapeutic effects in the Phase 3 AFFINE trial will not be durable in patients; the manufacturing of products and product candidates; the potential for technological developments that obviate technologies used by Sangamo and Pfizer in giroctocogene fitelparvovec; the potential for Pfizer to terminate the giroctocogene fitelparvovec program or to breach or terminate its collaboration agreement with Sangamo; the potential for Sangamo to fail to realize its expected benefits of its collaboration with Pfizer; and other risks and uncertainties described in Sangamo’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022, as supplemented by Sangamo’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. The information contained in this Current Report on Form 8-K is as of December 11, 2023, and Sangamo undertakes no duty to update forward-looking statements contained in this Current Report on Form 8-K except as required by applicable laws.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	65th American Society of Hematology Annual Meeting & Exposition Data Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: December 13, 2023	By:	/s/ SCOTT B. WILLOUGHBY
	Name:	Scott B. Willoughby
	Title:	Senior Vice President, General Counsel and Corporate Secretary